Name of Subscriber: ________________________

Zhaoheng Hydropower Company

SUBSCRIPTION AGREEMENT

Zhaoheng Hydropower Company
F/19, Unit A, JingFengCheng Building
5015 Shennan Road
Shenzhen PRC 518025

Ladies and Gentlemen:

1.    Subscription.

(a)  The undersigned, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase from Zhaoheng Hydropower Company, a Nevada corporation (the “Company”), for the number of shares of Common Stock (the “Shares”) of the Company indicated on the signature page hereof, for a purchase price equal to $[__] per share.  This subscription is made in accordance with and subject to the terms and conditions described in this Subscription Agreement (this “Agreement”) and in the Private Placement Memorandum (the “Memorandum”), dated August ____, 2008, and any attachments thereto.

The Shares that are the subject of this Agreement are part of the offering (the “Offering”) by the Company of up to $5,689,853 of shares of Common Stock, as described in the Memorandum.

The closing of the issuance of Shares pursuant to the Offering will occur as soon as practicable after subscriptions for up to $5,689,853 Shares (the “Purchase Price”) are received and accepted by the Company but not later than [__], 2008, unless extended at the Company’s sole election.  Pending the receipt of subscriptions for the Purchase Price, the subscription proceeds will be held in one or more special bank accounts.

THE SECURITIES BEING OFFERED HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY APPLICABLE STATE OR OTHER REGULATORY AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THE MEMORANDUM OR ENDORSED THE MERITS OF THE OFFERING.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THE SECURITIES ARE OFFERED PURSUANT TO EXEMPTIONS PROVIDED BY THE SECURITIES ACT, CERTAIN STATE SECURITIES LAWS AND CERTAIN RULES AND REGULATIONS PROMULGATED PURSUANT THERETO.  THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT (I) OUTSIDE OF THE UNITED STATES IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S (RULE 901 THROUGH 905, AND PRELIMINARY NOTES) PROMULGATED UNDER THE SECURITIES ACT, (II) WITHIN THE UNITED STATES PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ALL APPLICABLE STATE AND OTHER SECURITIES LAWS, OR (III) WITHIN THE UNITED STATES PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS.  HEDGING TRANSACTIONS INVOLVING THE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

The undersigned understands that the Shares are being offered and issued pursuant to exemptions from the registration requirements of the Securities Act.  As such, the Shares are only being offered and sold to investors who qualify as “accredited investors” (as described in Exhibit A) and/or persons who are not “U.S. Persons” (as described in Exhibit B) and the Company is relying on the representations made by the undersigned in this Agreement that the undersigned qualifies as such.  The Shares will be “restricted securities” for purposes of the United States securities laws and cannot be transferred except as permitted under these laws.

(b)           The undersigned is delivering (1) two executed copies of the signature page of and Exhibit A to this Agreement and/or two executed copies of the signature page of and Exhibit B to this Agreement, as applicable, (2) two executed copies of the signature page to any other agreement or other document required by the Company in connection herewith and (3) the subscription payment in the full amount of the purchase price for the Shares subscribed for, in the form of:

(i)	a check payable to “Zhaoheng Hydropower Company” delivered to the address of the Company listed in Section 8(b)(i) of this Agreement; or

(ii)	a wire transfer to “Zhaoheng Hydropower Company” in accordance with the following instructions:

Wire Transfer Instructions to Zhaoheng Hydropower Company

Bank:	___________	Account Name:
____________
Zhaoheng Hydropower Company
	______________	______ Account

ABA No.:

Account No.:

Attention:
Phone No.:

If this subscription is accepted by the Company in whole or in part, then, as soon as practicable, the Company will deliver to the undersigned the Shares subscribed for by the undersigned, as well as a fully executed copy of this Agreement.

In the event of an oversubscription for Shares, or for any other reason determined by the Company in its discretion, the Company may determine to accept a subscription for only a portion of the Shares for which the undersigned has subscribed pursuant to this Agreement.  In such a case (i) the Company will deliver the portion of the Shares that the Company has determined to sell to the undersigned and retain the purchase price therefor and (ii) the balance of the purchase price delivered to the Company by the undersigned will be repaid to the undersigned without interest.

(c)           The undersigned may not withdraw this subscription or any amount paid pursuant thereto except as otherwise provided below.

2.    Conditions.  It is understood and agreed that this subscription is made subject to the following terms and conditions:

(a)           The subscription is subject to all terms and conditions set forth in this Agreement, including those set forth in Section 1 above, and the representations and warranties of the Company and the undersigned contained in Section 3 and Section 4 hereof, respectively, shall be true and correct in all material respects as of the acceptance hereof by the Company;

(b)           In addition, the undersigned acknowledges and agrees that this subscription and the Shares are subject to the terms of any other agreement or other document required by the Company in connection herewith, furnished to and agreed to and accepted by the undersigned, which the undersigned is executing concurrently herewith.

3.    Representations and Warranties of the Company.  The Company represents and warrants to, and agrees with, the undersigned as follows, in each case as of the date hereof and in all material respects as of the date of any acceptance of this subscription by the Company, except for any changes resulting solely from the Offering:

(a)           The Company is duly organized, validly existing and in good standing under the laws of the state of its incorporation with full corporate power and authority to own, lease, license and use its properties and assets and to carry out the business in which it is engaged as described in the Memorandum, and is duly qualified to do business and is in good standing as a foreign corporation in all states in which it owns or leases property or in which the conduct of its business requires it to be so qualified or licensed, except, in each case, where the absence of any of the foregoing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

(b)           The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to issue and sell the Shares.  All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery, and performance of this Agreement.  This Agreement has been duly authorized by the Company and, when executed and delivered by the Company, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

(c)           The Shares, when issued and paid for in accordance herewith, shall be binding obligations of the Company enforceable in accordance with their terms.

4.    Representations, Warranties and Covenants of the Subscriber.  The undersigned hereby represents and warrants to, and agrees with, the Company as follows, in each case as of the date hereof and in all material respects as of the date of any acceptance of this subscription by the Company:

(a)           The undersigned is (i) an “Accredited Investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act, and as specifically indicated in Exhibit A to this Agreement, and/or (ii) not a “U.S. Person” as that term is defined in Rule 902(k) of Regulation S promulgated under the Securities Act, and as specifically indicated in Exhibit B to this Agreement.

(b)           If a natural person, the undersigned is (i) a bona fide resident of the state or non-United States jurisdiction contained in the address set forth on the signature page of this Agreement as the undersigned’s home address, (ii) at least 21 years of age and (iii) legally competent to execute this Agreement, and this Agreement has been duly executed and delivered by the undersigned and constitutes the legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms.

(c)           If an entity, the undersigned has its principal offices or principal place of business in the state or non-United States jurisdiction contained in the address set forth on the signature page of this Agreement, the individual signing on behalf of the undersigned is duly authorized to execute this Agreement and this Agreement has been duly executed and delivered by the undersigned and constitutes the legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms.

(d)           The undersigned has received, read carefully and is familiar with this Agreement, the Memorandum and any attachments thereto.  The undersigned understands and acknowledges that the information included in such documents is not complete and, among other things, does not include certain information that would be required in offering documents with respect to an offering of securities registered under the United States securities laws or in disclosure documents filed by public companies which are subject to the periodic reporting requirements of the United States securities.

(e)           The undersigned, together with the undersigned’s professional advisor, is familiar with the Company’s business, plans and financial condition, the terms of the Offering and any other matters relating to the Offering; the undersigned has received all materials which have been requested by the undersigned; the undersigned has had a reasonable opportunity to ask questions of the Company and its representatives; and the Company has answered to the satisfaction of the undersigned all inquiries that the undersigned or the undersigned’s representatives have put to it.  The undersigned has had access to all additional information that the undersigned has deemed necessary to verify the accuracy of the information set forth in this Agreement and the Memorandum and any other materials furnished herewith or therewith, and has taken all the steps necessary to evaluate the merits and risks of an investment as proposed under this Agreement and the Memorandum.

(f)           The undersigned acknowledges that this subscription is and shall be, subject to the other terms and conditions hereof, irrevocable and this subscription and the agreements contained herein shall survive the insolvency, death or disability of the undersigned (as applicable), except that the undersigned shall have no obligation hereunder in the event that its subscription is for any reason rejected or the Offering is cancelled or terminated by the Company, which the Company reserves the right to do in its sole and absolute discretion and for any reason.

(g)           The undersigned or the undersigned’s purchaser representative has such knowledge and experience in finance, securities, taxation, investments and other business matters so as to be able to protect the interests of the undersigned in connection with this transaction.

(h)           The undersigned understands the various risks of an investment in the Company as proposed herein and can afford to bear such risks, including, without limitation, the risks of losing the entire investment.

(i)           The undersigned has been advised by the Company and understands that none of the Shares being offered have been registered under the Securities Act, that the Shares are being offered and issued on the basis of the statutory exemption provided by Section 4(2) of the Securities Act, Regulation D and Regulation S promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering and under similar exemptions under certain state securities laws; that this transaction has not been reviewed by, passed on or submitted to any United States Federal or state agency or self-regulatory organization where an exemption is being relied upon; and that the Company’s reliance thereon is based in part upon the representations made by the undersigned in this Agreement.

(j)           The undersigned acknowledges that the undersigned has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of the Shares acquired hereunder.  In particular, the undersigned agrees that no sale, assignment or transfer of any of the Shares acquired by the undersigned shall be valid or effective, and the Company shall not be required to give any effect to such a sale, assignment or transfer, unless the sale, assignment or transfer is (i) registered under the Securities Act, it being understood that the Shares are not currently registered for sale and that the Company has no obligation or intention to so register the Shares; (ii) in accordance with all the requirements and limitations of Rule 144 under the Securities Act, or (iii) otherwise exempt from registration under the Securities Act, including Regulation S promulgated thereunder.  The undersigned further understands that an opinion of counsel and other documents may be required to transfer the Shares.

(k)           The undersigned acknowledges that the Shares to be acquired will be subject to a stop transfer order, and any certificate or certificates evidencing the Shares shall bear the following or a substantially similar legend and such other legends as may be required by state blue sky laws:

“THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT (I) OUTSIDE OF THE UNITED STATES IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S (RULE 901 THROUGH 905, AND PRELIMINARY NOTES) PROMULGATED UNDER THE SECURITIES ACT, (II) WITHIN THE UNITED STATES PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ALL APPLICABLE STATE AND OTHER SECURITIES LAWS, OR (III) WITHIN THE UNITED STATES PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS.  HEDGING TRANSACTIONS INVOLVING THE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

(l)             The undersigned will acquire the Shares for the undersigned’s own account (or, if such individual is married, for the joint account of the undersigned and the undersigned’s spouse either in joint tenancy, tenancy by the entirety or tenancy in common) for investment and not with a view to the sale or distribution thereof or the granting of any participation therein in violation of the securities laws, and has no present intention of distributing or selling to others any of such interest or granting any participation therein in violation of the securities laws.

(m)           No representation, guarantee or warranty has been made to the undersigned by any broker, the Company, any of the officers, directors, stockholders, partners, employees or agents of any of them, or any other persons, whether expressly or by implication, that:

(i)	the Company or the undersigned will realize any amount or type of consideration, profit or loss as a result of the Company’s activities or the undersigned’s investment in the Company; or

(ii)	the past performance or experience of the management of the Company, or of any other person, will in any way indicate the future results of an investment in the Company or of the Company’s activities.

(n)           No oral or written representations have been made other than as stated in this Agreement, and to the extent that certain information, which is not necessarily complete, is included in the Memorandum and any attachments thereto, and no oral or written information furnished to the undersigned or the undersigned’s advisor(s) in connection with the Offering were in any way inconsistent with the information stated in the Memorandum and any such attachments.

(q)           The undersigned is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person other than a representative of the Company with which the undersigned had a pre-existing relationship in connection with investments in securities generally.

(r)           The undersigned is not relying on the Company with respect to the tax and other economic considerations of an investment.

(s)           The undersigned understands that the net proceeds from all subscriptions paid and accepted pursuant to the Offering (after deduction for commissions, discounts and expenses of the Offering) will be used in all material respects for the purposes set forth in the Memorandum.

(t)           Without limiting any of the undersigned’s other representations and warranties hereunder, the undersigned acknowledges that the undersigned has reviewed and is aware of the risks described in the Memorandum.

(u)           The undersigned acknowledges that the representations, warranties and agreements made by the undersigned herein shall survive the execution and delivery of this Agreement and the purchase of the Shares.

(v)           The undersigned has consulted the undersigned’s own financial, legal and tax advisors with respect to the economic, legal and tax consequences of an investment in the Shares and has not relied on the Memorandum or the Company, its officers, directors or professional advisors for advice as to such consequences.

(w)           Except as set forth on the signature page hereto, the undersigned has not engaged any broker or other person or entity that is entitled to a commission, fee or other remuneration as a result of the execution, delivery or performance of this Agreement.

5.    Indemnification.  Each party to this Agreement understands the meaning and legal consequences of the representations and warranties contained in Sections 3 and 4 hereof, and agrees to indemnify and hold harmless the other party and each officer, director, partner, employee, agent and controlling person of each of them, past, present or future, from and against any and all loss, damage or liability due to or arising out of a breach of any such representation or warranty contained herein.

6.    Transferability.  Neither this Agreement, nor any interest of the undersigned herein, shall be assignable or transferable by the undersigned in whole or in part except by operation of law.  Any attempt to assign or transfer this Agreement or any interest therein other than by operation of law shall be void.

7.    Confidentiality.  The undersigned acknowledges and agrees that all information, written and oral, concerning the Company furnished from time to time to the undersigned, including, without limitation, the Memorandum has been and is provided to the undersigned on a confidential basis.  The undersigned further acknowledges and agrees that the undersigned may not disclose such information, other than to the extent that (a) the information becomes publicly available other than as a result of disclosure in violation of the provisions of this Agreement or of the Memorandum or (b) such disclosure is required by law, to anyone other than (i) the undersigned’s officers, directors, employees, legal counsel, accountants or authorized agents or advisors who have a need to know such information in connection with evaluating whether the undersigned should enter into this Agreement and acquire the Shares, each of whom have agreed to the provisions of this Section 7, and (ii) other stockholders of  the Company and their representatives who have similarly agreed to the provisions of this Section 7.  The provisions of this Section 7 shall survive the purchase of the Shares and/or the termination of this Agreement.

8.    Miscellaneous.

(a)           This Agreement, including the exhibits hereto, together with any other agreement or other document required by the Company in connection with herewith and fully executed and delivered by the Company, sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by the party to be charged.

(b)           Except as otherwise specifically provided herein, any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given,

(i)	if to the Company, to:

Zhaoheng Hydropower Company
F/19, Unit A, JingFengCheng Building
5015 Shennan Road
Shenzhen PRC 518025
Attention:  Alan Peng
Confirm: 011-86-755-82070966

(ii)	if to the undersigned, at the address set forth on the signature page hereof,

or in any case, to such other address as the party shall have furnished to the other party in writing in accordance with the provisions of this Section 8(b).  Any notice given by means permitted by this Section 8(b) shall be deemed given at the time of receipt thereof at the address specified in this Section 8(b).

(c)           This Agreement shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Company, and the permitted successors, assigns, heirs and personal representatives of the undersigned, not including, however, any transferees of the Shares.

(d)           The headings in this Agreement are solely for convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

(e)           This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(f)           This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles governing conflicts of law that would defer to the substantive law of another jurisdiction.

(g)           This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement (except as specifically provided in this Agreement).

(h)           EACH PARTY HERETO WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY BREACH OR ALLEGED BREACH HEREOF.

[Signature pages follow]

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date this subscription has been accepted by the Company as set forth below.

Number of Shares Subscribed For: _______________	By: ____________________

___________________________	Name: Guosheng Xu
Subscriber

__________________________	Title: Chairman and CEO
Identification Number

Address:

Telephone: Fax:

If the Shares will be held as joint tenants, tenants in common, or community property, please complete the following:

Print name of spouse or other co-subscriber

Signature of spouse or other co-subscriber

Print manner in which Shares will be held

Social Security Number or other Taxpayer Identification Number:_____________________

If the Shares have been purchased through a broker or other intermediary, please identify such entity:

Please complete Exhibit A and/or Exhibit B for each subscriber, as applicable.

ACCEPTANCE OF SUBSCRIPTION

Name of Subscriber

ACCEPTED BY:

ZHAOHENG HYDROPOWER COMPANY

By:
Name:	Guosheng Xu
Title:	Chairman and CEO
Date:

Accepted for __________________ Number of Shares

EXHIBIT A
ACCREDITED INVESTOR STATUS

The subscriber represents that such subscriber is an Accredited Investor on the basis that such subscriber is (check one):

_____(i)  A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”) or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

_____(ii)  A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

_____(iii)  An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

_____(iv)  A director or executive officer of the Company.

_____(v)  A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his or her purchase exceeds $1,000,000.

_____(vi)  A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

_____(vii)  A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) (i.e., a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment).

_____(viii)  An entity in which all of the equity owners are accredited investors.  (If this alternative is checked, the undersigned must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an accredited investor.  Further, the undersigned represents that it has made such investigation as is reasonably necessary in order to verify the accuracy of this alternative.)

Confirmed:

Subscriber
By:
Name:	Guosheng Xu
Title:	Chairman and CEO

EXHIBIT B
NON-U.S. PERSON STATUS

The subscriber represents that such subscriber is not a “U.S. Person” on the basis that such subscriber is (check all that apply):

_____(i)  Not a “U.S. Person” as defined in Rule 902 of Regulation S (“Regulation S”) under the Securities Act.

_____(ii)  A broker/dealer, investment advisor or other person that has discretionary authority to engage in securities transactions for others in the ordinary course of business and hereby certifies that: (a) all purchases of securities will be for the benefit or account of another individual or entity (the “Purchaser”) as to which such subscriber has authority to make, and does make, the statements contained herein, and not for such subscriber’s own account, and (b) the Purchaser is not a U.S. person, as defined in Rule 902 of Regulation S under the Securities Act, and is not an estate or trust.

_____(iii)  Aware that the sale of Shares is being made wholly or partially in reliance on Regulation S under the Securities Act and certifies that (1) the undersigned is not an “affiliate” of the Company (as that term is defined in Rule 144 under the Securities Act), (2) the offer of such securities was not made to a person in the United States and at the time the subscription was originated, the undersigned was outside the United States, and no transaction has been prearranged with a buyer in the United States, (3) neither the Company nor any affiliate nor any person acting on any of their behalf has engaged in any “directed selling efforts” in the United States in connection with such offer and sale of such securities, (4) such transaction is bona fide and not for the purpose of avoiding the restrictions under the Securities Act, (5) it is not intended that such securities will be replaced with fungible unrestricted securities, and (6) such transaction is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the Act.  Terms used herein and not defined have the meanings given to them by Regulation S.

Confirmed:

Subscriber
By:
Name:	Guosheng Xu
Title:	Chairman and CEO